UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): January 6, 2023 (November 8, 2022)

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 562-9447

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Warrants, each warrant exercisable for one share of Class A Common Stock for $11.50 per share	FOXO WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Current Report on Form 8-K (the “Original Filing”) filed by FOXO Technologies Inc. (the “Company”) on November 15, 2022, the Company’s board of directors (the “Board”) terminated Jon Sabes and Steven Sabes as the Company’s Chief Executive Officer and Chairman and Chief Operating Officer, respectively, effective as of November 14, 2022.

This amended Current Report on Form 8-K is being filed to provide the reasoning for the termination of both Jon Sabes and Steven Sabes.

Jon Sabes

The Board determined to terminate Jon Sabes as Chief Executive Officer and Chairman of the Board because it had lost confidence in his ability to act in an executive officer capacity of the Company following the Company’s business combination with Delwinds Insurance Acquisition Corp., and its increased obligations as a public company. Among other things, the Board noted that the Company’s former Chief Product Officer had resigned from the Company, citing strong disagreement with the direction the Company was taking, and other senior executives of the Company had advised members of the Board that they were prepared to resign unless Jon Sabes was replaced.

The Company is continuing to review its obligations, if any, to Jon Sabes pursuant to his prior employment agreement.

Steven Sabes

The Board determined to terminate Steven Sabes as Chief Operating Officer due to the Board’s view that Steven Sabes was not sufficiently fulfilling his responsibilities in such position.

Other than the preceding disclosure, no other disclosure reported in the Original Filing is amended pursuant to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

By:	/s/ Tyler Danielson
	Name:	Tyler Danielson
	Title:	Interim Chief Executive Officer

Date: January 6, 2023

2